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                                                                   EXHIBIT 10.4



                            1999 STOCK INCENTIVE PLAN

                                       OF

                           CRL NETWORK SERVICES, INC.

                                 March 18, 1999

                                 as amended on
                                  May 18, 1999
                 (All share amounts reflect the reincorporation
                          of the Company in Delaware)




SECTION 1.  PURPOSE OF PLAN

        The purpose of this 1999 Stock Incentive Plan (this "Plan") of CRL Network Services, Inc. (the "Company"), is to enable the Company to attract, retain and motivate its employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company, and to enable the Company to attract, retain and motivate its non-employee directors and further align their interest with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company.

SECTION 2.  PERSONS ELIGIBLE UNDER PLAN

               Any person, including any director of the Company, who is an officer or employee of or consultant to the Company or any of its subsidiaries (an "Employee") and any director of the Company who is not an Employee (a "Nonemployee Director") shall be eligible to be considered for the grant of Awards (as defined herein); provided that only persons who are employees of the Company shall be eligible to be considered for the grant of "Incentive Stock Options" (as defined herein).

SECTION 3.  AWARDS


               (a) The Board of Directors or the Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Employee or a Nonemployee Director that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Common Stock, par value $.0001 per share, of the Company (collectively "Common Shares"), or (ii) a right or interest with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares, which right or interest may, but need not, constitute a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time). The entering into of any such arrangement is referred to herein as the "grant" of an "Award."


               (b) Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.



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               (c) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit or two or more of them in tandem or in the alternative.

               (d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

                      (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, and/or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                             (A) the delivery of cash or a promissory note, the
               terms and conditions of which shall be determined by the Committee,

                             (B) the delivery of previously owned shares of
               capital stock of the Company (including "pyramiding") or other property deemed acceptable by the Committee, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property,

                             (C) a reduction in the amount of Common Shares or
               other property otherwise issuable pursuant to such Award, or

                             (D) any other lawful consideration deemed
               acceptable by the Committee.

                      (ii) a provision specifying the exercise or settlement price for any option, stock appreciation right or similar Award, or specifying the method by which such price is determined; provided, that, if the Company is subject to the reporting requirements of the Exchange Act, the exercise or settlement price of any option, stock appreciation right or similar Award that is intended to qualify as performance based compensation ("Performance Based Compensation") for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), shall be not less than the fair market value of a Common Share on the date such Award is granted;

                      (iii) a provision relating to the exercisability and/or vesting of Awards, lapse and non-lapse restrictions upon the Common Shares obtained or obtainable under Awards or under the Plan and the termination, expiration and/or forfeiture of Awards;




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                      (iv) a provision conditioning or accelerating the receipt
        of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company (as defined by the Committee), an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 8 hereof; and/or

                      (v) any provisions required in order for such Award to qualify as an incentive stock option (an "Incentive Stock Option") under
        Section 422 of the Code, provided that the recipient of such Award is eligible under the Code to receive an Incentive Stock Option, and, if the Company is subject to the reporting requirements of the Exchange Act, any provisions required in order for such Award to qualify (A) as Performance Based Compensation and/or (B) for an exemption from Section 16 of the Exchange Act.


               (e) Notwithstanding any other provision of this Plan, no Nonemployee Director shall be granted Awards in excess of 50,000 shares of Common Stock during any one calendar year. The limitation set forth in this
Section 3(e) shall be subject to adjustment as provided in Section 8 hereof, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.


SECTION 4.  GRANTS TO NON-EMPLOYEE DIRECTORS

               (a) Each non-employee director of the Company shall receive an option to purchase a minimum of a number of shares of Common Stock upon such director's appointment to the Board of Directors as is determined by resolution of the Board of Directors. The terms and conditions of such award shall be determined by the Committee.


               (b) On the date of the Company's next annual meeting of stockholders, and each subsequent year thereafter, each non-employee director who has been re-elected as director shall receive an option to purchase
5,000 shares of Common Stock. The terms and conditions of such award shall be determined by the Committee.



               (c) In its discretion, the Committee may increase the number of shares purchasable upon exercise of such option for any director individually, provided that the total number of shares purchasable upon exercise of all options granted to any non-employee director in any year shall not be greater than 50,000 shares.


SECTION 5.  STOCK SUBJECT TO PLAN


               (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 2,000,000, subject to adjustment as provided in Section 8 hereof.







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               (b) The aggregate number of Common Shares issued and issuable pursuant to all Awards (including Incentive Stock Options) granted under this Plan shall not exceed 2,000,000, subject to adjustment as provided in Section 8 hereof.


               (c) For purposes of Section 5(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to all Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

                      (i) the number of Common Shares that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

                      (ii) the number of Common Shares that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

                      (iii) the maximum number of Common Shares issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

               (d) The "Fair Market Value" of a Common Share or other security on any date (the "Determination Date") shall be determined as follows:

                      (i) If the Common Shares are not publicly traded on the business day immediately preceding the Determination Date, then Fair Market Value shall equal the price at which one could reasonably expect such Common Shares to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such Common Shares. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Board or at the discretion of the Board, by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of such Common Shares, if any, the Company's net worth, prospective earning power and dividend-paying capacity, the goodwill of the Company's business, the issuer's industry position and its management, that Company's economic outlook, the values of securities of issuers whose stock is publicly traded and which are engaged in similar businesses, the effect of transfer restrictions to which such Common Shares may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such Common Shares and such other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed



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        more than sixteen months prior to the day as of which Fair Market Value is being determined, it shall in any event be no less than the book value of the Common Shares being valued at the end of the most recent period for which financial statements of the issuer are available; or

                      (ii) If the Common Shares are publicly traded on the business day immediately preceding the Determination Date, then Fair Market Value shall equal the closing price per Common Share or unit of such other security on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition (or, if such day is not a trading day in the principal securities market or markets for such Common Shares, on the nearest preceding trading day), as reported with respect to the market (or the composite of markets, if more than one) in which shares of such Common Shares are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which Common Shares are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in the Common Shares selected by the Board or the Committee.

SECTION 6.  DURATION OF PLAN

               Options shall not be granted under this Plan after March 17, 2009. Although Common Shares may be issued on or after March 17, 2009 pursuant to Options granted prior to such date, no Common Shares shall be issued under this Plan after March 16, 2019.

SECTION 7.  ADMINISTRATION OF PLAN

               (a) This Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") consisting of two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time); provided, however, that in the event the Committee is not comprised of two or more "non-employee directors," then (i) the Committee shall only be authorized and empowered to recommend to the Board all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the things listed in Section 7, (ii) all recommendations of the Committee relating to this Plan shall be subject to final approval by the Board and (iii) all references herein to the Committee shall be deemed to refer to the Board; provided further, that unless otherwise determined by the Board, with respect to any Award that is intended to qualify as Performance-Based Compensation, the Plan shall be administered by a committee consisting of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code).

               (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:




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                      (i) adopt, amend and rescind rules and regulations
        relating to this Plan;

                      (ii) determine which persons are Employees and to which of such Employees, if any, Awards shall be granted hereunder;

                      (iii) grant Awards to Employees and Nonemployee Directors (provided that Nonemployee Directors shall not be eligible to be considered for the grant of Incentive Stock Options) and determine the terms and conditions thereof, including (A) the number of Common Shares issuable pursuant thereto and (B) the exercise price for any Awards;

                      (iv) determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof; and

                      (v) interpret and construe this Plan and the terms and conditions of all Awards granted hereunder.

SECTION 8.  ADJUSTMENTS

               If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee may make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under this Plan, and (c) the maximum number of Common Shares for which options may be granted during any one calendar year; provided, however, that no adjustment shall be made under this Section 8 to the number of Common Shares that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of Common Shares with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided further that no such adjustment shall be made to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Options hereunder by causing such compensation to be other than Performance-Based Compensation.




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SECTION 9.  AMENDMENT AND TERMINATION OF PLAN

               The Board may amend or terminate this Plan at any time and in any manner; provided, however, that no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; provided, further, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or any applicable securities laws.

SECTION 10.  EFFECTIVE DATE OF PLAN

               The Stock Incentive Plan shall be effective as of March 18, 1999, the date upon which it was approved by the Board; provided, however, that no Awards may be granted nor may Common Shares be issued under this Stock Incentive Plan until it has been approved, directly or indirectly, by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.

SECTION 11.  COMPLIANCE WITH OTHER LAWS AND REGULATIONS

        This Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell and deliver Common Shares under such Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

SECTION 12.  NO RIGHT TO COMPANY EMPLOYMENT

        Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or any of its subsidiaries or affiliates or interfere in any way with the right of the Company (or its subsidiaries or affiliates, as applicable) to terminate an individual's employment at any time, with or without cause. The agreement evidencing an Award may contain such provisions as the Committee may approve with respect to the effect of approved leaves of absence.

SECTION 13.  LIABILITY OF COMPANY

        The Company and any affiliate which is in existence or hereafter comes into existence shall not be liable to an Employee, Nonemployee Director or other persons as to:

               (a) The Non-Issuance of Common Shares. The non-issuance or sale of Common Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and




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               (b) Tax Consequences. Any tax consequence expected, but not realized, by any Employee or Nonemployee Director or other person due to the issuance, exercise, settlement, cancellation or other transaction involving any Award granted hereunder.

SECTION 14.  GOVERNING LAW

        This Plan and any Awards and agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.












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